UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2015

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2015, LKQ Corporation (Company) and its wholly-owned subsidiary LKQ Italia S.r.l. entered into a Purchase Agreement (Agreement) to acquire all of the issued share capital of Rhino HoldCo Limited (Target) from Rhino Equity Co. Limited and members of senior management of the Target, for an enterprise value of €1.04 billion. The Agreement contains customary representations and warranties, covenants and conditions, and closing will be subject to receipt of necessary regulatory approvals. Subject to the satisfaction of all conditions to closing, the transaction is expected to close early in the second quarter 2016. The transaction will be financed using cash on hand, borrowings under LKQ’s credit facility and the assumption of Target debt. The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which will be filed with LKQ’s annual report on Form 10-K for the year ended December 31, 2015.

Item 2.02	Results of Operations and Financial Condition.

On December 22, 2015, the Company issued a press release regarding the transaction described in Item 1.01 and announcing a conference call by management on December 22, 2015 at 10:00 a.m. (Eastern Time) to discuss the pending transaction. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company will be making reference to non-GAAP financial information in the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the slide presentation relating to the conference call and webcast (which is available at www.lkqcorp.com).

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 22, 2015, LKQ issued a press release announcing the execution of the Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release dated December 22, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 22, 2015

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel